IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE IN RE JELD-WEN HOLDING, INC. DERIVATIVE LITIGATION Case No.: 1:21-cv-00135-RGA (Consolidated) STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement dated as of September 7, 2022 (the “Stipulation”) is entered into by and among: (i) plaintiffs Board of Trustees of the City of Miami General Employees’ & Sanitation Employees’ Retirement Trust (“City of Miami Trust”), Shieta Black (“Black”), and Jason Aldridge (“Aldridge” and, together with City of Miami Trust and Black, “Plaintiffs”), on behalf of themselves and derivatively on behalf of nominal defendant JELD-WEN Holdings, Inc. (“JELD-WEN” or the “Company”); (ii) defendants Gary S. Michel (“Michel”), Matthew D. Ross (“Ross”), Roderick C. Wendt (“Wendt”), Anthony Munk (“Munk”), Steven E. Wynne (“Wynne”), Bruce M. Taten (“Taten”), Suzanne L. Stefany (“Stefany”), William F. Banholzer (“Banholzer”), Gregory G. Maxwell (“Maxwell”), Mark A. Beck (“Beck”), Kirk Hachigan (“Hachigan”), L. Brooks Mallard (“Mallard”), Patrick Tolbert (“Tolbert”), and Martha S. Byorum (“Byorum,” and together with Michel, Ross, Wendt, Munk, Wynne, Taten, Stefany, Banholzer, Maxwell, Beck, Hachigan, Mallard, and Tolbert, the “Individual Defendants”); (iii) defendant Onex Corporation (“Onex,” and together with the Individual Defendants, “Defendants”); and (iv) nominal defendant JELD-WEN (together with Plaintiffs and Defendants, the “Parties”). Subject to the terms and conditions set forth in this Stipulation and the approval of the United States District Court for the District of Delaware (the “Court”), the Settlement embodied in this Stipulation is intended to fully and finally dismiss with prejudice the above- Exhibit 99.2

2 captioned stockholder derivative action (the “Action”) and compromise, settle, release, and resolve all Released Plaintiffs’ Claims (defined below) against Defendants.1 WHEREAS: A. On November 3, 2020, plaintiff Black made a demand to inspect certain of the Company’s books and records pursuant to 8 Del. C. § 220. B. On December 18, 2020, plaintiff City of Miami Trust made a demand to inspect certain of the Company’s books and records pursuant to 8 Del. C. § 220. C. On March 10, 2021, plaintiff Black made a supplemental demand to inspect certain of the Company’s books and records under 8 Del. C. § 220. D. On March 31 and April 16, 2021, the Company produced documents in response to the demands to inspect the Company’s books and records under 8 Del. C. § 220 made by plaintiffs Black and City of Miami Trust. E. On February 2, 2021, plaintiff Aldridge, derivatively on behalf of JELD-WEN, filed a complaint against the Individual Defendants, captioned Aldridge v. Beck, et al., No. 1:21- cv-00135-RGA (D.I. 1). F. On June 21, 2021, plaintiffs Black and City of Miami Trust, derivatively on behalf of JELD-WEN, filed a complaint against the Individual Defendants and Onex, captioned Black, et al. v. Michel, et al., No. 1:21-cv-00881-RGA (D.I. 2) (the “Initial Complaint”) (D.I. 2). G. On July 16, 2021, the Court consolidated the stockholder derivative complaints filed by Plaintiffs under the caption In re JELD-WEN Holding, Inc. Derivative Litigation, No. 1:21-cv-00135-RGA-JLH (D.I. 14) (the “Consolidated Action”). 1 All terms with initial capitalization not otherwise defined in this Stipulation shall have the meanings ascribed to them in paragraph 1 herein.

3 H. On August 16, 2021, Plaintiffs designated the Initial Complaint and the public redacted version of the Initial Complaint filed on June 28, 2021 (D.I. 7) as the operative complaint in the Consolidated Action (D.I. 15) (the “Consolidated Complaint”). I. On October 15, 2021, Defendants moved to dismiss the Consolidated Complaint (D.I. 21-22, 24-27, 31-33, 35, 37-39). J. On January 14, 2022, Plaintiffs moved for leave to amend the Consolidated Complaint (D.I. 43-45) (“Motion for Leave to Amend”). K. On April 28, 2022, the Court granted the Motion for Leave to Amend (D.I. 58), and Plaintiffs filed an Amended Verified Stockholder Derivative Complaint for Breach of Fiduciary Duty and Unjust Enrichment (the “Complaint”) (D.I. 59, 62). L. As a result of extensive, arm’s-length negotiations, and with the help of mediator Robert A Meyer, Esq., the Parties reached an agreement in principle to settle the Action, which was memorialized in a Settlement Term Sheet (the “Term Sheet”) executed on June 20, 2022. The Term Sheet sets forth, among other things, the Parties’ agreement to resolve the Action in exchange for a payment of $13.5 million to the Company. M. This Stipulation (together with the exhibits hereto) reflects the final and binding agreement among the Parties and supersedes the Term Sheet. N. Plaintiffs brought their claims in good faith and continue to believe that their claims have merit, but based upon Plaintiffs’ and Plaintiffs’ Counsel’s investigation, prosecution, and mediation of the Action, Plaintiffs and Plaintiffs’ Counsel have concluded that the terms and conditions of this Stipulation are fair, reasonable, and adequate to the Company and its stockholders. Based on Plaintiffs’ direct oversight of the prosecution of this matter and with the advice of their counsel, Plaintiffs have agreed to settle and release all Released Plaintiffs’ Claims

4 as against the Released Defendants’ Persons pursuant to the terms and provisions of this Stipulation, after considering (a) the significant monetary payment to be made to the Company; (b) the uncertain outcome, inherent delays, significant cost to the Company, and significant risks of continued litigation; and (c) the desirability of permitting the Settlement to be consummated as provided by the terms of this Stipulation. O. This Stipulation constitutes a compromise of all matters that are in dispute between the Parties. Defendants are entering into this Stipulation solely to eliminate the uncertainty, burden, and expense of further protracted litigation. Each of the Defendants denies any wrongdoing, and this Stipulation shall in no event be construed or deemed to be evidence of, or an admission or concession on the part of any of the Defendants with respect to, any claim or allegation of any fault or liability or wrongdoing or damage whatsoever, or any infirmity in the defenses that Defendants have, or could have, asserted. Defendants expressly deny that Plaintiffs have asserted any valid claims as to any of them, and expressly deny any and all allegations of fault, liability, wrongdoing, or damages whatsoever. Similarly, this Stipulation shall in no event be construed or deemed to be evidence of or an admission or concession on the part of Plaintiffs of any infirmity in any of the claims asserted in the Action, or an admission or concession that any of the Defendants’ defenses to liability had any merit. P. Each of the Parties recognizes and acknowledges that the Action has been initiated, filed, and prosecuted by Plaintiffs in good faith and defended by Defendants in good faith, that the Action is being voluntarily settled with the advice of counsel, and that the terms of the Settlement are fair, reasonable, and adequate. NOW THEREFORE, it is hereby STIPULATED AND AGREED, by and among the Parties through their respective undersigned attorneys and subject to the approval of the Court,

5 that, in consideration of the benefits flowing to the Parties from the Settlement, all Released Plaintiffs’ Claims as against the Released Defendants’ Persons and all Released Defendants’ Claims as against the Released Plaintiffs’ Persons shall be settled and released, upon and subject to the terms and conditions set forth below. DEFINITIONS 1. As used in this Stipulation and all exhibits attached hereto and made a part hereof, the following capitalized terms shall have the following meanings: (a) “Action” means the stockholder derivative action captioned In re JELD- WEN Holding, Inc. Derivative Litigation, Case No.: 1:21-cv-00135-RGA, including all actions consolidated therein. (b) “Complaint” means the Amended Verified Stockholder Derivative Complaint for Breach of Fiduciary Duty and Unjust Enrichment, C.A. No.: 21-00135-RGA, filed on April 28, 2022 (D.I. 62). (c) “Court” means the United States District Court for the District of Delaware. (d) “Defendants’ Counsel” means Potter Anderson & Corroon LLP and Kirkland & Ellis LLP, counsel for the Individual Defendants and the Company, and Morris, Nichols, Arsht & Tunnell LLP and Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for Onex. (e) “Effective Date” with respect to the Settlement means the first date by which all of the events and conditions specified in paragraph 17 of this Stipulation have been met and have occurred or have been waived.

6 (f) “Escrow Account” means an account maintained at Citibank, N.A. wherein the Settlement Amount shall be deposited and held in escrow under the control of Bernstein Litowitz Berger & Grossmann LLP. (g) “Escrow Agent” means Citibank, N.A. (h) “Final” with respect to the Judgment or any other court order means: (i) if no appeal is filed, the expiration date of the time for filing or noticing of any appeal of the Judgment or order; or (ii) if there is an appeal from the Judgment or order, (a) the date of final dismissal of all such appeals, or the final dismissal of any proceeding on certiorari or otherwise, or (b) the date the Judgment or order is finally affirmed on appeal, the expiration of the time to file a petition for a writ of certiorari or other form of review, or the denial of a writ of certiorari or other form of review, and, if certiorari or other form of review is granted, the date of final affirmance following review pursuant to that grant. However, any appeal or proceeding seeking subsequent judicial review pertaining solely to an order issued with respect to attorneys’ fees or expenses shall not in any way delay or preclude the Judgment from becoming Final. (i) “Immediate Family Members” means children, stepchildren, parents, stepparents, spouses, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, and sisters-in-law. As used in this paragraph, “spouse” shall mean a husband, a wife, or a partner in a state-recognized domestic relationship or civil union. (j) “Individual Defendants” means Gary S. Michel, Matthew D. Ross, Roderick C. Wendt, Anthony Munk, Steven E. Wynne, Bruce M. Taten, Suzanne L. Stefany, William F. Banholzer, Gregory G. Maxwell, Mark A. Beck, Kirk Hachigan, L. Brooks Mallard, Patrick Tolbert, and Martha S. Byorum.

7 (k) “JELD-WEN Stockholder” or “JELD-WEN Stockholders” means any and all persons and entities who hold of record, or beneficially own, common stock of JELD-WEN as of the close of business on the date of execution of this Stipulation. (l) “Judgment” means the final judgment, substantially in the form attached hereto as Exhibit C, to be entered by the Court approving the Settlement. (m) “Lead Counsel” means Bernstein Litowitz Berger & Grossmann LLP. (n) “Notice” means the Notice of (I) Pendency and Proposed Settlement of Stockholder Derivative Action; (II) Settlement Fairness Hearing; and (III) Motion for an Award of Attorneys’ Fees and Litigation Expenses, substantially in the form attached hereto as Exhibit B. (o) “Notice Costs” means all costs, fees, and expenses related to providing notice of the Settlement. (p) “Onex” means Onex Corporation. (q) “Parties” means Plaintiffs, Defendants, and the Company. (r) “Plaintiffs” means Board of Trustees of the City of Miami General Employees’ & Sanitation Employees’ Retirement Trust, Shieta Black, and Jason Aldridge. (s) “Plaintiffs’ Counsel” means Lead Counsel, Robbins LLP, and Levi & Korsinsky, LLP, as well as additional counsel who participated in the prosecution of this case, including Klausner & Kaufman PA, and counsel who sent a demand on the Jeld-Wen board of directors, Pomerantz LLP and Shuman Glenn & Stecker. (t) “Preliminary Approval Order” means the order, substantially in the form attached hereto as Exhibit A, to be entered by the Court preliminarily approving the Settlement and directing notice of the Settlement.

8 (u) “Released Claims” means each and any of the Released Defendants’ Claims and each and any of the Released Plaintiffs’ Claims. (v) “Released Defendants’ Claims” means all claims, causes of action, demands, suits, damages, and liabilities, including but not limited to both known claims or Unknown Claims, whether arising under federal, state, common, or foreign law, that arise out of or relate in any way to the initiation, prosecution, settlement, or resolution of the claims in the Action. The Released Defendants’ Claims do not cover, include, or release any claims to enforce the Settlement. (w) “Released Defendants’ Persons” means Defendants and the Company, and their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, trustees, trusts, employees, Immediate Family Members, insurers, and attorneys (including but not limited to Defendants’ Counsel), and, in the case of Onex, its managed and advised funds and entities and their respective partners and investors. (x) “Released Plaintiffs’ Claims” means all claims, causes of action, demands, suits, damages, and liabilities, including but not limited to both known claims or Unknown Claims, whether arising under federal, state, common, or foreign law, that (i) were asserted in the Complaint or (ii) could have been asserted by the Company, or derivatively on behalf of the Company by a JELD-WEN Stockholder, in the Action or in any other forum that arise out of or relate to the allegations, transactions, facts, matters, disclosures, or non-disclosures set forth in the Complaint. The Released Plaintiffs’ Claims do not cover, include, or release any claims to enforce the Settlement; any direct or class claims of Plaintiffs or any other JELD-WEN Stockholders; any

9 claims asserting violations of state, federal, or international antitrust law; or any claims based on conduct occurring after the date of execution of this Stipulation. (y) “Released Plaintiffs’ Persons” means Plaintiffs and Plaintiffs’ Counsel, and their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, trustees, trusts, employees, Immediate Family Members, insurers, and attorneys. (z) “Released Persons” means each and any of the Released Defendants’ Persons and each and any of the Released Plaintiffs’ Persons. (aa) “Releases” means the releases set forth in paragraphs 7-8 of this Stipulation. (bb) “Settlement” means the resolution of the Action on the terms and conditions set forth in this Stipulation. (cc) “Settlement Fairness Hearing” means the hearing set by the Court to, among other things, consider final approval of the Settlement. (dd) “Taxes” means: (i) all federal, state and/or local taxes of any kind (including any interest or penalties thereon) on any income earned by the Settlement Fund; and (ii) the expenses and costs incurred by Lead Counsel in connection with determining the amount of, and paying, any taxes owed by the Settlement Fund (including, without limitation, expenses of tax attorneys and accountants). (ee) “Term Sheet” means the Term Sheet to Settle Derivative Litigation executed by the Parties on June 20, 2022. (ff) “Unknown Claims” means any Released Plaintiffs’ Claims which any Plaintiff does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, and any Released Defendants’ Claims which any Defendant or the Company does not

10 know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to this Settlement. With respect to any and all Released Plaintiffs’ Claims and Released Defendants’ Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, Defendants, and the Company shall expressly waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Plaintiffs, Defendants, and the Company acknowledge, and all other JELD-WEN Stockholders by operation of law shall be deemed to have acknowledged, that they may discover facts in addition to or different from those now known or believed to be true with respect to the Released Plaintiffs’ Claims, but that it is the intention of Plaintiffs, Defendants, the Company, and all other JELD- WEN Stockholders by operation of law, to completely, fully, finally and forever extinguish any and all Released Plaintiffs’ Claims without regard to the subsequent discovery of additional or different facts. Plaintiffs, Defendants, and the Company acknowledge, and all other JELD-WEN Stockholders by operation of law shall be deemed to have acknowledged, that the foregoing waiver was separately bargained for and is a material element of the Settlement and was relied upon by each and all of the Parties in entering into the Stipulation and agreeing to the Settlement. SETTLEMENT CONSIDERATION 2. In consideration for the full settlement and release of all Released Plaintiffs’ Claims against the Released Defendants’ Persons and the dismissal with prejudice of the Action on the

11 terms and conditions set forth in this Stipulation, Defendants shall pay or cause to be paid an aggregate amount of $13.5 million (United States Dollars) in cash (the “Settlement Amount”) (in the portions agreed between Defendants) by wire transfer into the Escrow Account no later than twenty (20) business days after the date of entry by the Court of an order preliminarily approving the Settlement. The Settlement Amount plus any and all interest earned thereon (the “Settlement Fund”), less (i) any Court-awarded attorneys’ fees and litigation expenses paid or payable to Plaintiffs’ Counsel and/or any reserve to account for any potential future awards to Plaintiffs’ Counsel; and (ii) any Taxes with respect to any interest earned on the Settlement Fund while on deposit in the Escrow Account (the “Net Settlement Fund”), shall be paid from the Escrow Account to the Company no later than ten (10) business days after the Effective Date. Payment of the Settlement Amount shall be made by wire transfer into the Escrow Account; payment shall not be made by check. Lead Counsel shall provide wiring instructions for the Escrow Account upon execution of this Stipulation. 3. All funds held by the Escrow Agent shall be deemed to be in the custody of the Court and shall remain subject to the jurisdiction of the Court until such time as the funds shall be distributed or returned pursuant to the terms of this Stipulation and/or further order of the Court. The Escrow Agent shall invest any funds in the Escrow Account exclusively in United States Treasury Bills (or a mutual fund invested solely in such instruments) and shall collect and reinvest all interest accrued thereon, except that any residual cash balances up to the amount that is insured by the FDIC may be deposited in any account that is fully insured by the FDIC. In the event that the yield on United States Treasury Bills is negative, in lieu of purchasing such Treasury Bills, all or any portion of the funds held by the Escrow Agent may be deposited in any account that is fully insured by the FDIC or backed by the full faith and credit of the United States. Additionally, if

12 short-term placement of the funds is necessary, all or any portion of the funds held by the Escrow Agent may be deposited in any account that is fully insured by the FDIC or backed by the full faith and credit of the United States. 4. The Parties agree that the Settlement Fund is intended to be a Qualified Settlement Fund within the meaning of Treasury Regulation § 1.468B-1 and that Lead Counsel, as administrator of the Settlement Fund within the meaning of Treasury Regulation § 1.468B-2(k)(3), shall be solely responsible for filing or causing to be filed all informational and other tax returns as may be necessary or appropriate (including, without limitation, the returns described in Treasury Regulation § 1.468B-2(k)) for the Settlement Fund. Lead Counsel shall also be responsible for causing payment to be made from the Settlement Fund of any Taxes owed with respect to the Settlement Fund. The Released Defendants’ Persons shall not have any liability or responsibility for any such Taxes. Upon written request, Defendants will provide to Lead Counsel the statement described in Treasury Regulation § 1.468B-3(e). Lead Counsel, as administrator of the Settlement Fund within the meaning of Treasury Regulation § 1.468B-2(k)(3), shall timely make such elections as are necessary or advisable to carry out this paragraph, including, as necessary, making a “relation back election,” as described in Treasury Regulation § 1.468B-1(j), to cause the Qualified Settlement Fund to come into existence at the earliest allowable date, and shall take or cause to be taken all actions as may be necessary or appropriate in connection therewith. 5. All Taxes shall be paid out of the Settlement Fund, and shall be timely paid, or caused to be paid, by Lead Counsel without further order of the Court. Any tax returns prepared for the Settlement Fund (as well as the election set forth therein) shall be consistent with the previous paragraph and in all events shall reflect that all Taxes on the income earned by the Settlement Fund shall be paid out of the Settlement Fund as provided herein. Defendants’ Released

13 Persons shall have no responsibility or liability for the acts or omissions of Lead Counsel or its agents with respect to the payment of Taxes or the filing of the associated tax returns. RELEASE OF CLAIMS 6. The obligations incurred pursuant to this Stipulation are in consideration of the full and final disposition of the Action and the Releases provided for in this Stipulation. 7. Pursuant to the Judgment, without further action by anyone, upon the Effective Date of the Settlement, Plaintiffs, on behalf of themselves and their respective heirs, executors, administrators, predecessors, successors, and assigns, in their capacities as such, and the Company, as nominal defendant: (i) shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed each and every one of the Released Plaintiffs’ Claims against each and every one of the Defendants and the other Released Defendants’ Persons; (ii) shall have covenanted not to sue, directly or indirectly, any of the Released Defendants’ Persons with respect to any or all of the Released Plaintiffs’ Claims; and (iii) shall forever be barred and enjoined from directly or indirectly initiating, prosecuting, facilitating, filing, commencing, instituting, maintaining, assisting in, or intervening in any action, suit, cause of action, arbitration, claim, demand, or other proceeding in any jurisdiction, on their own behalf or in a representative capacity, that is based upon or arises out of any or all of the Released Plaintiffs’ Claims against any of the Defendants and the other Released Defendants’ Persons. 8. Pursuant to the Judgment, without further action by anyone, upon the Effective Date of the Settlement, Defendants and the Company, on behalf of themselves and their respective heirs, executors, administrators, predecessors, successors, and assigns, in their capacities as such: (i) shall be deemed to have, and by operation of law and of the Judgment, shall have, fully, finally,

14 and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed each and every one of the Released Defendants’ Claims against each and every one of the Plaintiffs and the other Released Plaintiffs’ Persons; (ii) shall have covenanted not to sue, directly or indirectly, any of the Released Plaintiffs’ Persons with respect to any or all of the Released Defendants’ Claims; and (iii) shall forever be barred and enjoined from directly or indirectly initiating, prosecuting, facilitating, filing, commencing, instituting, maintaining, assisting in, or intervening in any action, suit, cause of action, arbitration, claim, demand, or other proceeding in any jurisdiction, on their own behalf or in a representative capacity, that is based upon or arises out of any or all of the Released Defendants’ Claims against any of the Plaintiffs and the other Released Plaintiffs’ Persons. 9. Notwithstanding paragraphs 7-8 above, nothing in the Judgment shall bar any action by any of the Parties to enforce or effectuate the terms of this Stipulation or the Judgment. PRELIMINARY APPROVAL ORDER AND NOTICE 10. Within ten (10) business days of execution of this Stipulation, Plaintiffs will move the Court for preliminary approval of the Settlement, authorization to provide notice of the Settlement, and the scheduling of a hearing for consideration of final approval of the Settlement, which motion shall be unopposed by Defendants and the Company. Concurrently with the motion for preliminary approval, Plaintiffs will apply to the Court for, and Defendants and the Company will agree to, entry of the Preliminary Approval Order, substantially in the form attached hereto as Exhibit A. 11. In accordance with the terms of the Preliminary Approval Order to be entered by the Court, no later than five (5) business days after the date of entry of the Preliminary Approval Order, the Company (or its successor-in-interest) shall cause: (a) the Notice, substantially in the

15 form attached hereto as Exhibit B, to be sent by first-class mail to all stockholders of record as of the close of business on the date of execution of this Stipulation in the same manner that the Company distributes notice to the Company’s stockholders of the Company’s annual meeting of stockholders; (b) the filing with the SEC of a Current Report on Form 8-K (the “Settlement Form 8-K”), attaching the Notice, substantially in the form attached hereto as Exhibit B, and this Stipulation; and (c) the posting of the Settlement Form 8-K and its attachments on the “Investor Relations” portion of the Company’s website, which shall remain posted thereto through at least the Effective Date of the Settlement. The Company shall pay or cause to be paid any and all Notice Costs regardless of the form or manner of notice ordered by the Court and regardless of whether the Court approves the Settlement, or the Effective Date of the Settlement otherwise fails to occur, and in no event shall Plaintiffs or their respective attorneys be responsible for any such costs or expenses. DISMISSAL OF THE ACTION 12. If the Settlement contemplated by this Stipulation is approved by the Court, the Parties shall request that the Court enter the Judgment, substantially in the form attached hereto as Exhibit C, which will, among other things, finally approve the proposed Settlement and dismiss the Action with prejudice. ATTORNEYS’ FEES AND LITIGATION EXPENSES 13. Defendants and the Company acknowledge that Plaintiffs’ Counsel are entitled to an award of attorneys’ fees and litigation expenses in connection with the Action and the Settlement. 14. Lead Counsel will apply to the Court for an award of attorneys’ fees to Plaintiffs’ Counsel to be paid solely from (and out of) the Settlement Fund. Lead Counsel also will apply to

16 the Court for payment of litigation expenses to be paid solely from (and out of) the Settlement Fund. Lead Counsel’s application for an award of attorneys’ fees and/or litigation expenses is not the subject of any agreement between Defendants, the Company, and Plaintiffs other than what is set forth in this Stipulation. 15. Any attorneys’ fees and litigation expenses that are awarded by the Court shall be paid to Lead Counsel immediately upon award, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof, subject to Plaintiffs’ Counsel’s obligation to make appropriate refunds or repayments to the Settlement Fund, plus accrued interest at the same net rate as is earned by the Settlement Fund, if the Settlement is terminated pursuant to the terms of this Stipulation or if, as a result of any appeal or further proceedings on remand, or successful collateral attack, the award of attorneys’ fees and/or litigation expenses is reduced or reversed and such order reducing or reversing the award has become Final. Plaintiffs’ Counsel shall make the appropriate refund or repayment in full no later than thirty (30) days after: (a) receiving from Defendants’ Counsel notice of the termination of the Settlement; or (b) any order reducing or reversing the award of attorneys’ fees and/or litigation expenses has become Final. An award of attorneys’ fees and/or litigation expenses is not a necessary term of this Stipulation and is not a condition of the Settlement embodied herein. Neither Plaintiffs nor Plaintiffs’ Counsel may cancel or terminate the Settlement based on this Court’s or any appellate court’s ruling with respect to attorneys’ fees and/or litigation expenses. 16. Lead Counsel shall allocate the attorneys’ fees awarded amongst Plaintiffs’ Counsel in a manner which it, in good faith, believes reflects the contributions of such counsel to the institution, prosecution and settlement of the Action. The Released Defendants’ Persons shall

17 have no responsibility for or liability whatsoever with respect to the allocation or award of attorneys’ fees or litigation expenses among Plaintiffs’ Counsel, or any other counsel representing Plaintiffs or any other JELD-WEN Stockholder or any other counsel asserting a right to recover any portion of such award of fees or expenses. Any dispute regarding any allocation of fees or expenses among Plaintiffs’ Counsel shall have no effect on the Settlement. The attorneys’ fees and litigation expenses that are awarded to Plaintiffs’ Counsel shall be payable solely from the Settlement Fund. CONDITIONS OF SETTLEMENT AND EFFECT OF TERMINATION 17. The Effective Date of the Settlement shall be deemed to occur on the occurrence or waiver of all of the following events: (a) the Court has entered the Preliminary Approval Order, substantially in the form set forth in Exhibit A attached hereto; (b) the full Settlement Amount has been deposited into the Escrow Account in accordance with the provisions of paragraph 2 above. (c) Plaintiffs have not exercised their option to terminate the Settlement pursuant to paragraph 19 below; (d) Defendants have not exercised their option to terminate the Settlement pursuant to paragraph 19 below; (e) the Court has approved the Settlement as described herein, following notice to Company stockholders and a hearing, and entered the Judgment, substantially in the form set forth in Exhibit C attached hereto without material alteration (or, in the event of material alteration, such alteration is consented to by the Parties in writing), and the Judgment has become Final; and (f) John C. Ward, the putative JELD-WEN stockholder who sent a demand to the JELD-WEN board of directors (represented by Pomerantz LLP and Shuman Glenn & Stecker),

18 shall have withdrawn in writing that demand and any related request for documents under Section 220 of the Delaware General Corporation Law. 18. The Settlement shall not be conditioned upon the obtaining of, or judicial approval of, any releases solely between or among any of the Defendants and/or any third parties (which for the avoidance of doubt does not include the releases pursuant to paragraphs 7 and 8 of this Stipulation). The Settlement shall also not be conditioned upon the settlement, or the approval of the settlement, of any other lawsuits or claims, except as provided in paragraph 17(f). 19. Plaintiffs (provided they unanimously agree amongst themselves) and Defendants (provided they unanimously agree amongst themselves) shall each have the right to terminate the Settlement and this Stipulation, by providing written notice of their election to do so (“Termination Notice”) to the other Parties within thirty (30) calendar days of: (a) the Court’s final refusal to enter the Preliminary Approval Order in any material respect; (b) the Court’s final refusal to approve the Settlement or any material part thereof; (c) the Court’s final refusal to enter the Judgment in any material respect as to the Settlement (other than as to any fee and expense award to Plaintiffs’ Counsel); or (d) the date upon which an order vacating, modifying, revising, or reversing the Judgment becomes Final, and the provisions of paragraph 20 below shall apply. In addition, Plaintiffs (provided they unanimously agree amongst themselves) shall have the right to terminate the Settlement if the Settlement Amount is not deposited into the Escrow Account in accordance with the provisions of paragraph 2 above. However, any decision or proceeding, whether in this Court or any appellate court, solely with respect to an application for an award of attorneys’ fees or litigation expenses shall not be considered material to the Settlement, shall not affect the finality of the Judgment, and shall not be grounds for termination of the Settlement.

19 20. In the event the Settlement is terminated pursuant to paragraph 19 above, then: (a) the Settlement and the relevant portions of this Stipulation shall be canceled; (b) the Parties shall each revert to their respective litigation positions in the Action as of immediately prior to the execution of the Term Sheet on June 20, 2022; (c) the terms and provisions of the Term Sheet and this Stipulation, with the exception of this paragraph 20 and paragraphs 11, 15, 21, 23, and 46 hereof, shall have no further force and effect with respect to the Parties and shall not be used in the Action or in any other proceeding for any purpose, and the Parties shall proceed in all respects as if the Term Sheet and this Stipulation had not been entered; (d) the Judgment and any other order entered by the Court in accordance with the terms of this Stipulation shall be treated as vacated, nunc pro tunc; and (e) all amounts in the Escrow Account, less any Taxes paid, due, or owing on any interest earned on the Settlement Amount while on deposit in the Escrow Account, shall be promptly returned to the Defendants or their insurers, as appropriate, who funded the Escrow Account and in proportion to their respective payments to the Escrow Account. NO ADMISSION OF WRONGDOING 21. Defendants have denied and continue to deny, inter alia, that the Company suffered any damages alleged in the Complaint, that Defendants acted fraudulently or wrongfully in any way, that Defendants breached any duty owed to the Company, or that the alleged harm suffered by the Company if any, was causally linked to any of Defendants’ actions or omissions. In addition, Defendants maintain that they have meritorious defenses to all claims alleged in the Action. 22. Nonetheless, Defendants have concluded that further litigation of the Action, especially given the complexity of cases such as this one, would be protracted, burdensome, and expensive, and that it is desirable and beneficial to them that they secure releases to the fullest

20 extent permitted by law and that the Action be fully and finally settled and terminated in the manner and upon the terms and conditions set forth in this Stipulation. 23. Neither the Term Sheet, this Stipulation (whether or not consummated), including the exhibits hereto, the negotiations leading to the execution of the Term Sheet and this Stipulation, nor any proceedings taken pursuant to or in connection with the Term Sheet, this Stipulation, and/or approval of the Settlement (including any arguments proffered in connection therewith): (a) shall be offered against any of the Released Defendants’ Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Persons with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in the Action or in any other litigation, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Released Defendants’ Persons or in any way referred to for any other reason as against any of the Released Defendants’ Persons, in this Action or in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; (b) shall be offered against any of the Released Plaintiffs’ Persons, as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Plaintiffs’ Persons that any of their claims are without merit, that any of the Released Defendants’ Persons had meritorious defenses, or that damages recoverable under the Complaint would not have exceeded the Settlement Amount or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Plaintiffs’ Persons, in this Action or in any arbitration proceeding or

21 other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; or (c) shall be construed against any of the Released Defendants’ Persons or the Released Plaintiffs’ Persons as an admission, concession, or presumption that the consideration to be given hereunder represents the consideration which could be or would have been recovered after trial; provided, however, that if this Stipulation is approved by the Court, the Parties and the Released Persons and their respective counsel may refer to it to effectuate the protections from liability granted hereunder or otherwise to enforce the terms of the Settlement. MISCELLANEOUS PROVISIONS 24. All of the exhibits attached hereto are hereby incorporated by reference as though fully set forth herein. Notwithstanding the foregoing, in the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit attached hereto, the terms of the Stipulation shall prevail. 25. Defendants warrant that, as to the payments made or to be made on behalf of them, at the time of entering into this Stipulation and at the time of such payment they, or to the best of their knowledge any persons or entities contributing to the payment of the Settlement Amount, were not insolvent, nor will the payment required to be made by or on behalf of them render them insolvent, within the meaning of and/or for the purposes of the United States Bankruptcy Code, including §§ 101 and 547 thereof. This representation is made by each of the Defendants and not by their counsel. 26. In the event any proceedings by or on behalf of Defendants or the Company, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action

22 (“Bankruptcy Proceedings”), the Parties agree to use their reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of the Stipulation and Court approval of the Settlement in a timely and expeditious manner. By way of example only, the Parties agree to cooperate in making applications and motions to the bankruptcy court, including, for relief from any stay, approval of the Settlement, authority to release funds, authority to release claims and indemnify officers and directors, and authority for the Court to enter all necessary orders and judgments, and any other actions reasonably necessary to effectuate the terms of the Settlement. 27. If any Bankruptcy Proceedings by or on behalf of Defendants or the Company are initiated prior to the payment of the Settlement Amount, the Parties agree to seek an order from the bankruptcy court presiding over such Bankruptcy Proceedings: (i) either lifting the automatic stay for the limited purpose of authorizing such payment(s), or finding that the payment of the Settlement Amount by Defendants and/or their insurance carriers does not violate the automatic stay; and (ii) finding that the payment of the Settlement Amount by Defendants and/or their insurance carriers does not constitute utilization of estate proceeds and/or a preference, voidable transfer, fraudulent transfer, or similar transaction. In addition, in the event of any Bankruptcy Proceedings by or on behalf of Defendants or the Company, the Parties agree that all dates and deadlines in the Action, if any, or any dates and deadlines associated with any appeals, will be extended for such periods of time as necessary to obtain necessary orders, consents, releases, and approvals from the bankruptcy court to carry out the terms and conditions of the Settlement. 28. In the event of the entry of a final order of a court of competent jurisdiction determining the transfer of money to the Settlement Fund or any portion thereof by or on behalf of Defendants to be a preference, voidable transfer, fraudulent transfer or similar transaction and

23 any portion thereof is required to be returned, and such amount is not promptly deposited into the Settlement Fund by others, then, at the election of Plaintiffs, the Parties shall jointly move the Court to vacate and set aside the Releases given and the Judgment entered in favor of Defendants and the Released Defendants’ Persons or the Released Plaintiffs’ Persons pursuant to this Stipulation, in which event the Releases and Judgment shall be null and void, and the Parties shall be restored to their respective positions in the litigation as provided in paragraph 20 above and any cash amounts in the Escrow Account (less any Taxes paid, due, or owing with respect to any interest earned on the Settlement Amount while on deposit in the Escrow Account) shall be returned as provided in paragraph 20 above. 29. The Parties intend this Stipulation and the Settlement to be a final and complete resolution of all disputes asserted or which could be asserted by Plaintiffs against the Released Defendants’ Persons with respect to the Released Plaintiffs’ Claims. No Party shall assert any claims of any violation of Rule 11 of the Federal Rules of Civil Procedure relating to the institution, prosecution, defense, or settlement of this Action. The Parties agree that the Settlement consideration and the other terms of the Settlement were negotiated at arm’s length and in good faith by the Parties, including through a mediation process supervised and conducted by Robert A. Meyer of JAMS, and reflect the Settlement that was reached voluntarily after extensive negotiations and consultation with experienced legal counsel, who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses. 30. Plaintiffs and Plaintiffs’ Counsel represent and warrant that: (a) none of the Released Plaintiffs’ Claims has been assigned, encumbered, or in any manner transferred in whole or in part by Plaintiffs or Plaintiffs’ Counsel; and (b) neither Plaintiffs nor Plaintiffs’ Counsel will

24 attempt to assign, encumber, or in any manner transfer, in whole or in part, any of the Released Plaintiffs’ Claims. 31. While retaining their right to deny that the claims asserted in the Action were meritorious, Defendants and their counsel, in any statement made to any media representative (whether or not for attribution) will not assert that the Action was commenced or prosecuted in bad faith, nor will they deny that the Action was commenced and prosecuted in good faith and is being settled voluntarily after consultation with competent legal counsel. In all events, the Parties and their respective counsel shall not make any accusations of wrongful or actionable conduct by any Party concerning the prosecution, defense, and resolution of the Action, and shall not otherwise suggest that the Settlement constitutes an admission of any claim or defense alleged. 32. The terms of the Settlement, as reflected in this Stipulation, may not be modified or amended, nor may any of its provisions be waived except by a writing signed on behalf of all Parties (or their successors-in-interest). 33. The headings herein are used for the purpose of convenience only and are not meant to have legal effect. 34. The administration and consummation of the Settlement as embodied in this Stipulation shall be under the authority of the Court, and the Court shall retain jurisdiction for the purpose of: (a) entering orders providing for awards of attorneys’ fees and litigation expenses to Plaintiffs’ Counsel and (b) enforcing the terms of this Stipulation. 35. The waiver by one Party of any breach of this Stipulation by any other Party shall not be deemed a waiver of any other prior or subsequent breach of this Stipulation. 36. This Stipulation and its exhibits constitute the entire agreement among the Parties concerning the Settlement and this Stipulation and its exhibits. All Parties acknowledge that no

25 other agreements, representations, warranties, or inducements have been made by any Party concerning this Stipulation and its exhibits other than those contained and memorialized in such documents. 37. This Stipulation may be executed in one or more counterparts, including by signature transmitted via facsimile, or by a .pdf/.tif image of the signature transmitted via email. All executed counterparts and each of them shall be deemed to be one and the same instrument. 38. This Stipulation shall be binding upon and inure to the benefit of the successors and assigns of the Parties, including any and all Released Persons and any corporation, partnership, or other entity into or with which any Party may merge, consolidate, or reorganize. It is not the intention of the Parties to confer third-party beneficiary rights or remedies upon any other person, except with respect to (a) any attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel pursuant to the terms of this Stipulation; and (b) the Released Persons who are not signatories hereto, who shall be third-party beneficiaries under this Stipulation and entitled to enforce it in accordance with its terms, but the consent of such third-party beneficiaries shall not be required to amend, modify, or terminate this Stipulation. 39. The construction, interpretation, operation, effect and validity of this Stipulation, and all documents necessary to effectuate it shall be governed by the internal laws of the State of Delaware without regard to conflicts of laws, except to the extent that federal law requires that federal law govern. 40. Any action arising under or to enforce this Stipulation or any portion thereof, shall be commenced and maintained only in the Court. 41. This Stipulation shall not be construed more strictly against one Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of

26 the Parties, it being recognized that it is the result of arm’s-length negotiations between the Parties and all Parties have contributed substantially and materially to the preparation of this Stipulation. 42. All counsel and any other person executing this Stipulation and any of the exhibits hereto, or any related Settlement documents, warrant and represent that they have the full authority to do so and that they have the authority to take appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms. 43. The Parties agree to cooperate fully with one another in seeking Court approval of the Preliminary Approval Order and the Settlement, as embodied in this Stipulation, and to use best efforts to promptly agree upon and execute all such other documentation as may be reasonably required to obtain final approval by the Court of the Settlement. 44. If any Party is required to give notice to another Party under this Stipulation, such notice shall be in writing and shall be deemed to have been duly given upon receipt of hand delivery or facsimile or email transmission, with confirmation of receipt. Notice shall be provided as follows: If to Plaintiffs or Lead Counsel: Bernstein Litowitz Berger & Grossmann LLP Attn: Mark Lebovitch, Esq. 1251 Avenue of the Americas New York, NY 10020 Telephone: (212) 554-1400 Facsimile: (212) 554-1444 Email: markl@blbglaw.com If to the Individual Defendants or the Company: Kirkland & Ellis LLP Attn: Rachel M. Fritzler, P.C. 601 Lexington Avenue New York, NY Telephone: (212) 446-4800 Facsimile: (212) 446-4900 Email: rachel.fritzler@kirkland.com If to Onex: Fried, Frank, Harris, Shriver & Jacobson LLP Attn: Peter L. Simmons 1 New York Plaza

28 ROBBINS LLP By: __________________________ Gregory Del Gaizo 5040 Shoreham Place San Diego, CA 92122 Telephone: (619) 525-3990 Facsimile: (619) 525-3991 -and- LEVI & KORSINSKY, LLP By: __________________________ Gregory M. Nespole 55 Broadway, 10th Floor New York, NY 10006 Telephone: (212) 363-7500 Facsimile: (212) 363-7171 Additional Counsel for Plaintiffs POMERANTZ LLP By: __________________________ Gustavo F. Bruckner 600 Third Avenue New York, NY 10016 Telephone: (212) 661-1100 Facsimile: (917) 463 1044 -and- SHUMAN GLENN & STECKER By: __________________________ Brett D. Stecker 326 W. Lancaster Avenue Ardmore, PA 19003 Telephone: (303) 861-3003 Facsimile: (303) 536-7849 Counsel for Stockholder John C. Ward

30 New York, NY 10004 Telephone: (212) 859-8000 Facsimile: (212 859-4000 Counsel for Onex

EXHIBIT A

EXHIBIT A IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE IN RE JELD-WEN HOLDING, INC. DERIVATIVE LITIGATION Case No.: 1:21-cv-00135-RGA (Consolidated) [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE WHEREAS, a stockholder derivative action captioned In re JELD-WEN Holding, Inc. Derivative Litigation, Case No.: 1:21-cv-00135-RGA (the “Action”) is pending in this Court; WHEREAS, (i) plaintiffs Board of Trustees of the City of Miami General Employees’ & Sanitation Employees’ Retirement Trust, Shieta Black, and Jason Aldridge (collectively, “Plaintiffs”), on behalf of themselves and derivatively on behalf of nominal defendant JELD-WEN Holding, Inc. (“JELD-WEN” or the “Company”); (ii) defendants Gary S. Michel, Matthew D. Ross, Roderick C. Wendt, Anthony Munk, Steven E. Wynne, Bruce M. Taten, Suzanne L. Stefany, William F. Banholzer, Gregory G. Maxwell, Mark A. Beck, Kirk Hachigan, L. Brooks Mallard, Patrick Tolbert, and Martha S. Byorum (collectively, the “Individual Defendants”); (iii) defendant Onex Corporation (“Onex,” and together with the Individual Defendants, “Defendants”); and (iv) nominal defendant JELD-WEN (together with Plaintiffs and Defendants, the “Parties”), have entered into a Stipulation and Agreement of Settlement dated September 7, 2022 (the “Stipulation”), which sets forth the terms and conditions of the proposed settlement of the Action (the “Settlement”), subject to the approval of this Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure; WHEREAS, Plaintiffs have made a motion for an order preliminarily approving the Settlement in accordance with the Stipulation and allowing notice of the Settlement to JELD-WEN Stockholders (defined below) (the “Preliminary Approval Motion”); and

-2- WHEREAS, the Court has read and considered: (i) the Preliminary Approval Motion and the papers filed and arguments made in connection therewith; and (ii) the Stipulation and the exhibits attached thereto; NOW, THEREFORE, having found that sufficient grounds exist for entering this Order, the Court hereby ORDERS as follows: 1. This Order incorporates by reference the definitions in the Stipulation and, unless otherwise defined in this Order, all capitalized terms used in this Order shall have the same meaning as set forth in the Stipulation. 2. The Court preliminarily approves the Settlement on the terms set forth in the Stipulation, subject to further consideration at a hearing (the “Settlement Fairness Hearing”) to be held before the Court on ______________, 2022, at __:__ _.m., either in person at the United States District Court for the District of Delaware, J. Caleb Boggs Federal Building, Courtroom 6A, 844 North King Street, Wilmington, DE 19801-3555, or by telephone or videoconference (in the discretion of the Court) to, among other things: (i) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate, and should be finally approved by the Court; (ii) determine whether the Judgment, substantially in the form attached as Exhibit C to the Stipulation, should be entered dismissing the Action with prejudice and extinguishing and releasing the Released Claims; (iii) determine whether Lead Counsel’s motion for an award of attorneys’ fees and expenses should be approved; and (iv) rule on such other matters as the Court may deem appropriate. 3. The Court may adjourn the Settlement Fairness Hearing without further notice to the JELD-WEN Stockholders and may approve the proposed Settlement with such modifications as the Parties may agree to, if appropriate, without further notice to the JELD-WEN Stockholders.

-3- The Court may decide to hold the Settlement Fairness Hearing by telephone or video conference without further notice to the JELD-WEN Stockholders. Any JELD-WEN Stockholder (or his, her, or its counsel) who wishes to appear at the Settlement Fairness Hearing should consult the Court’s docket and/or “Investor Relations” portion of JELD-WEN’s website for any change in date, time, or format of the Settlement Fairness Hearing. 4. The Court approves the form, content, and requirements of the Notice, attached to the Stipulation as Exhibit B, and finds that the dissemination of the Notice, substantially in the manner and form set forth in this Order, meets the requirements of Rule 23.1 of the Federal Rules of Civil Procedure, due process, and all other applicable law and rules, and constitutes due and sufficient notice of all matters relating to the Settlement. 5. By no later than five (5) business days after the date of entry of this Preliminary Approval Order, the Company (or its successor-in-interest) shall cause: (a) the Notice, substantially in the form attached as Exhibit B to the Stipulation, to be sent by first-class mail to all stockholders of record as of the close of business on the date of execution of the Stipulation in the same manner that the Company distributes notice to the Company’s stockholders of the Company’s annual meeting of stockholders; (b) the filing with the SEC of a Current Report on Form 8-K (the “Settlement Form 8-K”), attaching the Notice, substantially in the form attached as Exhibit B to the Stipulation, and the Stipulation; and (c) the publication of the Settlement Form 8- K and its attachments on the “Investor Relations” portion of the Company’s website, which shall remain posted thereto through at least the Effective Date of the Settlement. The Company shall pay or cause to be paid any and all Notice Costs regardless of the form or manner of notice ordered by the Court and regardless of whether the Court approves the Settlement or the Effective Date of

-4- the Settlement otherwise fails to occur, and in no event shall Plaintiffs or their respective attorneys be responsible for any such costs or expenses. 6. By no later than seven (7) calendar days before the Settlement Fairness Hearing, the Company shall file with the Court an appropriate proof of compliance with the notice procedures set forth in this Order. 7. Any person or entity who held of record, or beneficially owned, shares of JELD- WEN common stock as of the close of business on the date of execution of the Stipulation (“JELD- WEN Stockholder”) and who continues to own shares of JELD-WEN common stock through the date of the Settlement Fairness Hearing may appear at the Settlement Fairness Hearing to show cause why the proposed Settlement should not be approved; why the Judgment should not be entered thereon; or why Lead Counsel’s motion for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel should not be granted; provided, however, that no such person or entity shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, the Judgment to be entered approving the same, or Lead Counsel’s motion for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel, unless such person has filed with the Clerk of the United States District Court for the District of Delaware and delivered (by hand, first-class mail, or express service) to counsel at the addresses stated below, a written, signed objection that: (i) identifies the case name and case number for the Action, In re JELD-WEN Holding, Inc. Derivative Litigation, Case No.: 1:21-cv-00135-RGA; (ii) states the objector’s name, address, and telephone number, and if represented by counsel, the name, address, and telephone number of his, her, or its counsel; (iii) contains a representation as to whether the objector and/or his, her, or its counsel intends to appear at the Settlement Fairness Hearing; (iv) contains a statement of the objection(s) to any matters before the Court, the grounds for the objection(s) or the reasons for the

-5- objector’s desiring to appear and be heard, as well as all documents or writings the objector desires the Court to consider, including any legal and evidentiary support; (v) if the objector has indicated that he, she, or it intends to appear at the Settlement Fairness Hearing, identifies any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the Settlement Fairness Hearing; and (vi) includes (1) documentation sufficient to prove that the objector owned shares of JELD-WEN common stock as of the close of business on the date of execution of the Stipulation, (2) documentation sufficient to prove that the objector continues to hold shares of JELD-WEN common stock on the date of filing of the objection, and (3) a statement that the objector will continue to hold shares of JELD-WEN common stock as of the date of the Settlement Fairness Hearing. Documentation establishing ownership of JELD-WEN common stock must consist of copies of an official brokerage account statement, a screen shot of an official brokerage account, or an authorized statement from the objector’s broker containing the information found in an account statement. Lead Counsel and Defendants’ Counsel are authorized to request from any objector additional information or documentation sufficient to prove his, her, or its holdings of JELD-WEN common stock. Any such objection must be filed with the Court no later than twenty-one (21) calendar days prior to the Settlement Fairness Hearing and delivered to each of the below-noted counsel such that it is received no later than twenty-one (21) calendar days prior to the Settlement Fairness Hearing. Lead Counsel for Plaintiffs: Mark Lebovitch Bernstein Litowitz Berger & Grossman LLP 1251 Avenue of the Americas New York, NY 10020

-6- Counsel for the Individual Defendants and JELD-WEN: Rachel M. Fritzler Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Counsel for Onex: Peter L. Simmons Fried, Frank, Harris, Shriver & Jacobson LLP 1 New York Plaza, 24th Floor New York, NY 10004 8. Any person or entity who does not make his, her, or its objection in the manner provided in this Order shall be deemed to have forever waived his, her, or its right to object to any aspect of the proposed Settlement or Lead Counsel’s motion for an award of attorneys’ fees and expenses and shall be forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement or the requested attorneys’ fees and expenses, or from otherwise being heard concerning the Settlement or the requested attorneys’ fees and expenses in this or any other proceeding. 9. Plaintiffs shall file and serve papers in support of final approval of the proposed Settlement and in support of Lead Counsel’s motion for an award of attorneys’ fees and expenses by no later than thirty-five (35) calendar days prior to the Settlement Fairness Hearing. If reply papers are necessary, they are to be filed and served by no later than seven (7) calendar days prior to the Settlement Fairness Hearing. 10. Until otherwise ordered by the Court, the Court stays all proceedings in the Action other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation. Pending final determination of whether the Settlement should be finally approved, the Court bars and enjoins Plaintiffs from directly or indirectly commencing, instituting, or prosecuting any of

-7- the Released Plaintiffs’ Claims against any of the Released Defendants’ Persons in any court or tribunal. 11. Neither this Order nor any act or omission in connection therewith is intended to be, or shall be, (a) offered against any of the Released Defendants’ Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Persons with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in the Action or in any other litigation, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Released Defendants’ Persons or in any way referred to for any other reason as against any of the Released Defendants’ Persons, in this Action or in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Order or the Stipulation; (b) offered against any of the Released Plaintiffs’ Persons, as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Plaintiffs’ Persons that any of their claims are without merit, that any of the Released Defendants’ Persons had meritorious defenses, or that damages recoverable under the Complaint would not have exceeded the Settlement Amount or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Plaintiffs’ Persons, in this Action or in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Order or the Stipulation; or (c) construed against any of the Released Defendants’ Persons or the Released Plaintiffs’ Persons as an admission, concession, or presumption that the consideration to be given in accordance with the Stipulation

-8- represents the consideration which could be or would have been recovered after trial. This provision shall remain in force in the event that the Settlement is terminated for any reason whatsoever. 12. The contents of the Settlement Fund shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as they shall be transferred or disbursed from the Settlement Fund pursuant to the Stipulation and/or further order(s) of the Court. 13. Lead Counsel is authorized and directed to prepare any tax returns and any other tax reporting form for or in respect to the Settlement Fund, to pay from the Settlement Fund any Taxes owed with respect to the Settlement Fund, and to otherwise perform all obligations with respect to Taxes and any reporting or filings in respect thereof without further order of the Court in a manner consistent with the provisions of the Stipulation. 14. If the Settlement is terminated as provided in the Stipulation, the Settlement is not finally approved, or the Effective Date of the Settlement otherwise fails to occur, this Order shall be vacated, rendered null and void, and be of no further force and effect, except as otherwise provided by the Stipulation or this Order, and this Order shall be without prejudice to the rights of Plaintiffs, Defendants, and the Company, and the Parties shall each revert to their respective litigation positions in the Action as of immediately prior to the execution of the Term Sheet on June 20, 2022, as provided in the Stipulation. 15. The Court retains exclusive jurisdiction over the Action to consider all further matters arising out of or related to the Settlement. SO ORDERED this _______ day of ______________, 2022.

-9- ________________________________________ The Honorable Richard G. Andrews United States District Judge

EXHIBIT B

EXHIBIT B IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE IN RE JELD-WEN HOLDING, INC. DERIVATIVE LITIGATION Case No.: 1:21-cv-00135-RGA (Consolidated) NOTICE OF (I) PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION; (II) SETTLEMENT FAIRNESS HEARING; AND (III) MOTION FOR AN AWARD OF ATTORNEYS’ FEES AND LITIGATION EXPENSES A Federal Court authorized this Notice. This is not a solicitation from a lawyer. TO: Any and all persons and entities who held of record, or beneficially owned, common stock of JELD-WEN Holding, Inc. (“JELD-WEN” or the “Company”) as of the close of business on September 7, 2022 (“JELD-WEN Stockholders”). The purpose of this Notice is to inform you of: (i) the stockholder derivative action captioned In re JELD-WEN Holding, Inc. Derivative Litigation, Case No.: 1:21-cv-00135-RGA (the “Action”), pending in the United States District Court for the District of Delaware (the “Court”); (ii) a proposed settlement of the Action (the “Settlement”), subject to the approval of the Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, as provided in the Stipulation and Agreement of Settlement dated September 7, 2022 (the “Stipulation”); (iii) the hearing that the Court will hold on [_______________], 2022 at [__:__] [_].m. to determine whether to finally approve the proposed Settlement and to consider the application by Lead Counsel, on behalf of all Plaintiffs’ Counsel,1 for an award of attorneys’ fees and expenses; and (iv) JELD-WEN Stockholders’ rights with respect to the proposed Settlement and the application for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel.2 PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION AND THE PROPOSED SETTLEMENT OF THE ACTION. 1 “Plaintiffs’ Counsel” consist of Bernstein Litowitz Berger & Grossmann LLP (“Lead Counsel”), Robbins LLP, and Levi & Korsinsky, LLP, as well as additional counsel who participated in the prosecution of this case, including Klausner & Kaufman PA, and counsel who sent a demand on the JELD-WEN board of directors, Pomerantz LLP and Shuman Glenn & Stecker. 2 All capitalized terms not otherwise defined in this Notice shall have the meaning provided in the Stipulation, a copy which is being filed, together with this Notice, as an attachment to the Company’s 8-K dated [____________], 2022. A copy of the Stipulation is also available at the “Investor Relations” section of JELD-WEN’s website, https://investors.jeld-wen.com, as an attachment to the Current Report on Form 8-K filed with the SEC on [_____________], 2022.

2 The Stipulation was entered into as of September 7, 2022, by and among (i) plaintiffs Board of Trustees of the City of Miami General Employees’ & Sanitation Employees’ Retirement Trust, Shieta Black, and Jason Aldridge (collectively, “Plaintiffs”), on behalf of themselves and derivatively on behalf of nominal defendant JELD-WEN; (ii) defendants Gary S. Michel, Matthew D. Ross, Roderick C. Wendt, Anthony Munk, Steven E. Wynne, Bruce M. Taten, Suzanne L. Stefany, William F. Banholzer, Gregory G. Maxwell, Mark A. Beck, Kirk Hachigan, L. Brooks Mallard, Patrick Tolbert, and Martha S. Byorum (collectively, the “Individual Defendants”); (iii) defendant Onex Corporation (“Onex,” and together with the Individual Defendants, “Defendants”); and (iv) nominal defendant JELD-WEN (together with Plaintiffs and Defendants, the “Parties”). As described in paragraph 18 below, the Settlement provides for a cash payment of $13.5 million, which, together with any and all interest earned thereon, and after deductions for any award of attorneys’ fees and litigation expenses to Plaintiffs’ Counsel and any Taxes, will be paid to the Company. Because the Action was brought as a derivative action, which means that the Action was brought by Plaintiffs on behalf of and for the benefit of JELD-WEN, the cash recovery from the Settlement will go to the Company. Individual JELD-WEN stockholders will not receive any direct payment from the Settlement. PLEASE NOTE: THERE IS NO PROOF OF CLAIM FORM FOR STOCKHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT, AND STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. WHAT IS THE PURPOSE OF THIS NOTICE? 1. The purpose of this Notice is to explain the Action, the terms of the proposed Settlement, and how the proposed Settlement affects JELD-WEN stockholders’ legal rights. 2. In a derivative action, one or more persons or entities who are current stockholders of a corporation sue on behalf of and for the benefit of the corporation, seeking to enforce the corporation’s legal rights. In the Action, Plaintiffs have filed suit against Defendants on behalf of and for the benefit of JELD-WEN. 3. The Court has scheduled a hearing to consider the fairness, reasonableness, and adequacy of the Settlement and the application by Lead Counsel in the Action, on behalf of all Plaintiffs’ Counsel, for an award of attorneys’ fees and expenses (the “Settlement Fairness Hearing”). See paragraphs 26-27 below for details about the Settlement Fairness Hearing, including the location, date, and time of the hearing.

3 WHAT IS THIS CASE ABOUT? WHAT HAS HAPPENED SO FAR? THE FOLLOWING DESCRIPTION OF THE ACTION AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE PARTIES. THE COURTS PRESIDING OVER THE ACTION HAVE MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY ANY COURT OF FINDINGS OF FACT. 4. On November 3, 2020, plaintiff Shieta Black (“Black”) made a demand to inspect certain of the Company’s books and records pursuant to 8 Del. C. § 220. 5. On December 18, 2020, plaintiff Board of Trustees of the City of Miami General Employees’ & Sanitation Employees’ Retirement Trust (“City of Miami Trust”) made a demand to inspect certain of the Company’s books and records pursuant to 8 Del. C. § 220. 6. On March 10, 2021, plaintiff Black made a supplemental demand to inspect certain of the Company’s books and records under 8 Del. C. § 220. 7. On March 31 and April 16, 2021, the Company produced documents in response to the demands to inspect the Company’s books and records under 8 Del. C. § 220 made by plaintiffs Black and City of Miami Trust. 8. On February 2, 2021, plaintiff Jason Aldridge (“Aldridge”), derivatively on behalf of JELD-WEN, filed a complaint against the Individual Defendants, captioned Aldridge v. Beck, et al., No. 1:21-cv-00135-RGA. 9. On June 21, 2021, plaintiffs Black and City of Miami Trust, derivatively on behalf of JELD-WEN, filed a complaint against the Individual Defendants and Onex, captioned Black, et al. v. Michel, et al., No. 1:21-cv-00881-RGA (the “Initial Complaint”). 10. On July 16, 2021, the Court consolidated the stockholder derivative complaints filed by Plaintiffs under the caption In re JELD-WEN Holding, Inc. Derivative Litigation, No. 1:21-cv-00135-RGA-JLH (the “Consolidated Action”). 11. On August 16, 2021, Plaintiffs designated the Initial Complaint and the public redacted version of the Initial Complaint filed on June 28, 2021 as the operative complaint in the Consolidated Action (the “Consolidated Complaint”). 12. On October 15, 2021, Defendants moved to dismiss the Consolidated Complaint. 13. On January 14, 2022, Plaintiffs moved for leave to amend the Consolidated Complaint (“Motion for Leave to Amend”). 14. On April 28, 2022, the Court granted the Motion for Leave to Amend, and Plaintiffs filed an Amended Verified Stockholder Derivative Complaint for Breach of Fiduciary Duty and Unjust Enrichment (the “Complaint”).

4 15. As a result of extensive, arm’s-length negotiations, and with the help of mediator Robert A. Meyer, Esq., the Parties reached an agreement in principle to settle the Action, which was memorialized in a Settlement Term Sheet (the “Term Sheet”) executed on June 20, 2022. The Term Sheet set forth, among other things, the Parties’ agreement to resolve the Action in exchange for a payment of $13.5 million to the Company. 16. After additional negotiations regarding the specific terms of their agreement, the Parties entered into the Stipulation on September 7, 2022. The Stipulation reflects the final and binding agreement among the Parties on the terms and conditions of the Settlement and supersedes and replaces the Term Sheet. The Stipulation can be viewed as an attachment to the Company’s Current Report on Form 8-K filed with the SEC on [_____________], 2022 (the “Settlement Form 8-K”). A copy of the Settlement Form 8-K, including the Stipulation attached thereto, is publicly available at the “Investor Relations” section of JELD-WEN’s website, https://investors.jeld- wen.com. 17. On [_____________], 2022, the Court preliminarily approved the Settlement, authorized this Notice to be provided to JELD-WEN Stockholders, and scheduled the Settlement Fairness Hearing to consider whether to grant final approval of the Settlement. WHAT ARE THE TERMS OF THE SETTLEMENT? 18. In consideration of the full settlement and release of the Released Plaintiffs’ Claims (defined in paragraph 21 below) against the Released Defendants’ Persons (defined in paragraph 21 below) and the dismissal with prejudice of the Action, Defendants will pay or cause to be paid an aggregate amount of $13.5 million (United States Dollars) in cash (the “Settlement Amount”) (in the portions agreed between Defendants) into an escrow account controlled by Lead Counsel (the “Account”). The Settlement Amount plus any and all interest earned thereon (the “Settlement Fund”), less (i) any Court-awarded attorneys’ fees and litigation expenses paid or payable to Plaintiffs’ Counsel and/or any reserve to account for any potential future awards to Plaintiffs’ Counsel; and (ii) any Taxes with respect to any interest earned on the Settlement Fund while on deposit in the Escrow Account (the “Net Settlement Fund”), will be paid from the Escrow Account to the Company no later than ten (10) business days after the Effective Date of the Settlement. WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT? 19. Plaintiffs and Plaintiffs’ Counsel believe that the claims raised in the Action have merit and that their investigations support the claims asserted in the Action. Without conceding the merit of any of the Defendants’ defenses, and in light of the benefits of the Settlement as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trial(s) and appeal(s), Plaintiffs and Plaintiffs’ Counsel have concluded that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Plaintiffs and Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against Defendants through trial(s) and through possible appeal(s). Plaintiffs and Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation,

5 especially complex litigation such as would be entailed by the Action, the difficulties and delays inherent in such litigation, the cost to the Company – on behalf of which Plaintiffs filed the Action – and distraction to the management of JELD-WEN that would result from extended litigation. Based on their evaluation, and in light of what Plaintiffs and Plaintiffs’ Counsel believe to be the significant benefits conferred upon the Company as a result of the Settlement, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement is in the best interests of Plaintiffs and the Company, and have agreed to settle the Action upon the terms and subject to the conditions set forth in the Stipulation. 20. Defendants deny any and all allegations of fault, liability, wrongdoing, or damages whatsoever in the Action. Defendants maintain that they have meritorious defenses to all claims alleged in the Action. Defendants, to avoid the costs, disruption, and distraction of further litigation, and without admitting the validity of any allegations made in the Action, or any liability with respect thereto, have concluded that it is desirable that the claims against them be settled on the terms reflected in the Stipulation. Defendants have denied, and continue to deny, that the Company suffered any damages alleged in the Action, and that they committed, or aided and abetted in the commission of, any violation of law or duty or engaged in any wrongful acts whatsoever, including specifically those alleged in the Action. Defendants expressly maintain that they have, at all relevant times, complied with their statutory, fiduciary, and other legal duties and are entering into the Stipulation and the Settlement to eliminate the burden, expense, and uncertainties inherent in further litigation. WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE? 21. If the Settlement is approved, the Parties will request that the Court enter a Judgment Approving Derivative Action Settlement (the “Judgment”). Pursuant to the Judgment, upon the Effective Date of the Settlement, the following releases will occur: Release of Claims by Plaintiffs: Plaintiffs, on behalf of themselves and their respective heirs, executors, administrators, predecessors, successors, and assigns, in their capacities as such, and the Company, as nominal defendant: (i) will be deemed to have, and by operation of law and of the Judgment, will have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed each and every one of the Released Plaintiffs’ Claims (defined below) against each and every one of the Defendants and the other Released Defendants’ Persons (defined below); (ii) will have covenanted not to sue, directly or indirectly, any of the Released Defendants’ Persons with respect to any or all of the Released Plaintiffs’ Claims; and (iii) will forever be barred and enjoined from directly or indirectly initiating, prosecuting, facilitating, filing, commencing, instituting, maintaining, assisting in, or intervening in any action, suit, cause of action, arbitration, claim, demand, or other proceeding in any jurisdiction, on their own behalf or in a representative capacity, that is based upon or arises out of any or all of the Released Plaintiffs’ Claims against any of the Defendants and the other Released Defendants’ Persons. “Released Plaintiffs’ Claims” means all claims, causes of action, demands, suits, damages, and liabilities, including but not limited to both known claims or Unknown Claims, whether arising

6 under federal, state, common, or foreign law, that (i) were asserted in the Complaint or (ii) could have been asserted by the Company, or derivatively on behalf of the Company by a JELD-WEN Stockholder, in the Action or in any other forum that arise out of or relate to the allegations, transactions, facts, matters, disclosures, or non-disclosures set forth in the Complaint. The Released Plaintiffs’ Claims do not cover, include, or release any claims to enforce the Settlement; any direct or class claims of Plaintiffs or any other JELD-WEN stockholders; any claims asserting violations of state, federal, or international antitrust law; or any claims based on conduct occurring after the date of execution of this Stipulation. “Released Defendants’ Persons” means Defendants and the Company, and their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, trustees, trusts, employees, Immediate Family Members, insurers, and attorneys (including but not limited to Defendants’ Counsel3), and, in the case of Onex, its managed and advised funds and entities and their respective partners and investors. “Unknown Claims” means any Released Plaintiffs’ Claims which any Plaintiff does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, and any Released Defendants’ Claims which any Defendant or the Company does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to this Settlement. With respect to any and all Released Plaintiffs’ Claims and Released Defendants’ Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, Defendants, and the Company shall expressly waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Plaintiffs, Defendants, and the Company acknowledge, and all other JELD-WEN Stockholders by operation of law shall be deemed to have acknowledged, that they may discover facts in addition to or different from those now known or believed to be true with respect to the Released Plaintiffs’ Claims, but that it is the intention of Plaintiffs, Defendants, the Company, and all other JELD- WEN Stockholders by operation of law, to completely, fully, finally and forever extinguish any and all Released Plaintiffs’ Claims without regard to the subsequent discovery of additional or different facts. Plaintiffs, Defendants, and the Company acknowledge, and all other JELD-WEN Stockholders by operation of law shall be deemed to have acknowledged, that the foregoing waiver was separately bargained for and is a material element of the Settlement and was relied upon by each and all of the Parties in entering into the Stipulation and agreeing to the Settlement. 3 “Defendants’ Counsel” means Potter Anderson & Corroon LLP and Kirkland & Ellis LLP, counsel for the Individual Defendants and the Company, and Morris, Nichols, Arsht & Tunnell LLP and Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for Onex.

7 Release of Claims by Defendants and the Company: Defendants and the Company, on behalf of themselves and their respective heirs, executors, administrators, predecessors, successors, and assigns, in their capacities as such: (i) will be deemed to have, and by operation of law and of the Judgment, will have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed each and every one of the Released Defendants’ Claims (defined below) against each and every one of the Plaintiffs and the other Released Plaintiffs’ Persons (defined below); (ii) will have covenanted not to sue, directly or indirectly, any of the Released Plaintiffs’ Persons with respect to any or all of the Released Defendants’ Claims; and (iii) will forever be barred and enjoined from directly or indirectly initiating, prosecuting, facilitating, filing, commencing, instituting, maintaining, assisting in, or intervening in any action, suit, cause of action, arbitration, claim, demand, or other proceeding in any jurisdiction, on their own behalf or in a representative capacity, that is based upon or arises out of any or all of the Released Defendants’ Claims against any of the Plaintiffs and the other Released Plaintiffs’ Persons. “Released Defendants’ Claims” means all claims, causes of action, demands, suits, damages, and liabilities, including but not limited to both known claims or Unknown Claims, whether arising under federal, state, common, or foreign law, that arise out of or relate in any way to the initiation, prosecution, settlement, or resolution of the claims in the Action. The Released Defendants’ Claims do not cover, include, or release any claims to enforce the Settlement. “Released Plaintiffs’ Persons” means Plaintiffs and Plaintiffs’ Counsel, and their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, trustees, trusts, employees, Immediate Family Members, insurers, and attorneys. 22. By Order of the Court, all proceedings in the Action, other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation, have been stayed until otherwise ordered by the Court. Also, pending final determination of whether the Settlement should be finally approved, the Court has barred and enjoined Plaintiffs from directly or indirectly commencing, initiating, or prosecuting any of the Released Plaintiffs’ Claims against any of the Released Defendants’ Persons in any court or tribunal. HOW WILL THE ATTORNEYS BE PAID? 23. Defendants and the Company acknowledge that Plaintiffs’ Counsel are entitled to an award of attorneys’ fees and litigation expenses in connection with the Action and the Settlement. Based upon the substantial benefits conferred upon the Company by the Settlement and the risks of undertaking the prosecution of the Action on a contingent basis, Lead Counsel intends to apply, on behalf of all Plaintiffs’ Counsel, for an immediate award of attorneys’ fees, inclusive of litigation expenses, in an amount not to exceed 25% of the Settlement Fund, or $3,375,000 plus interest earned at the same rate as the Settlement Fund. 24. The Court will determine the amount of any fee and expense award to Plaintiffs’ Counsel. Any Court-approved fee and expense award will be paid solely from (and out of) the Settlement Fund. JELD-WEN stockholders are not personally liable for any such fees or expenses.

8 WHEN AND WHERE WILL THE SETTLEMENT FAIRNESS HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT FAIRNESS HEARING? MAY I OBJECT TO THE SETTLEMENT AND SPEAK AT THE HEARING IF I DON’T LIKE THE SETTLEMENT? 25. You do not need to attend the Settlement Fairness Hearing. The Court will consider any submission made in accordance with the provisions below even you do not attend the Settlement Fairness Hearing. 26. Please Note: The date and time of the Settlement Fairness Hearing may change without further written notice to JELD-WEN Stockholders. In addition, the ongoing COVID-19 health emergency is a fluid situation that creates the possibility that the Court may decide to conduct the Settlement Fairness Hearing by video or telephonic conference, or otherwise allow JELD-WEN Stockholders to appear at the hearing by phone or video, without further written notice to JELD-WEN Stockholders. In order to determine whether the date and time of the Settlement Fairness Hearing have changed, or whether JELD-WEN Stockholders must or may participate by phone or video, it is important that you monitor the Court’s docket and the “Investor Relations” section of JELD-WEN’s website, https://investors.jeld-wen.com, before making any plans to attend the Settlement Fairness Hearing. Any updates regarding the Settlement Fairness Hearing, including any changes to the date or time of the hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted to the Court’s docket and the “Investor Relations” section of JELD-WEN’s website, https://investors.jeld-wen.com. Also, if the Court requires or allows JELD-WEN Stockholders to participate in the Settlement Fairness Hearing by telephone or video conference, the information needed to access the conference will be posted to the Court’s docket and the “Investor Relations” section of JELD-WEN’s website, https://investors.jeld- wen.com. 27. The Settlement Fairness Hearing will be held on [______________], 2022 at [__:__] [_].m., before The Honorable Richard G. Andrews, either in person at the United States District Court for the District of Delaware, J. Caleb Boggs Federal Building, Courtroom 6A, 844 North King Street, Wilmington, DE 19801-3555, or by telephone or videoconference (in the discretion of the Court) to, among other things: (i) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate, and should be finally approved by the Court; (ii) determine whether the Judgment, substantially in the form attached as Exhibit C to the Stipulation, should be entered dismissing the Action with prejudice and extinguishing and releasing the Released Claims; (iii) determine whether Lead Counsel’s motion for an award of attorneys’ fees and expenses should be approved; and (iv) rule on such other matters as the Court may deem appropriate. 28. Any JELD-WEN Stockholder who continues to own shares of JELD-WEN common stock through the date of the Settlement Fairness Hearing may object to the Settlement or Lead Counsel’s motion for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel. Objections must be in writing. You must file any written objection, together with copies of all other papers and briefs supporting the objection, with the Clerk’s Office at the United States District Court for the District of Delaware at the address set forth below no later than

9 [_____________], 2022. Copies of the objection must also be delivered (by hand, first-class mail, or express service) to Lead Counsel for Plaintiffs, Counsel for the Individual Defendants and JELD-WEN, and counsel for Onex at the addresses set forth below such that the objection is received on or before [_____________], 2022. Clerk’s Office Office of the Clerk United States District Court District of Delaware 844 North King Street, Unit 18 Wilmington, DE 19801-3570 Lead Counsel for Plaintiffs Mark Lebovitch Bernstein Litowitz Berger & Grossmann LLP 1251 Avenue of the Americas New York, NY 10020 Counsel for the Individual Defendants and JELD-WEN Rachel M. Fritzler Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Counsel for Onex Peter L. Simmons Fried, Frank, Harris, Shriver & Jacobson LLP 1 New York Plaza, 24th Floor New York, NY 10004 29. Any objections must: (i) identify the case name and case number for the Action, In re JELD-WEN Holding, Inc. Derivative Litigation, Case No.: 1:21-cv-00135-RGA; (ii) state the objector’s name, address, and telephone number, and if represented by counsel, the name, address, and telephone number of his, her, or its counsel; (iii) contain a representation as to whether the objector and/or his, her, or its counsel intends to appear at the Settlement Fairness Hearing; (iv) contain a statement of the objection(s) to any matters before the Court, the grounds for the objection(s) or the reasons for the objector’s desiring to appear and be heard, as well as all documents or writings the objector desires the Court to consider, including any legal and evidentiary support; (v) if the objector has indicated that he, she, or it intends to appear at the Settlement Fairness Hearing, identify any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the Settlement Fairness Hearing; and (vi) include (1) documentation sufficient to prove that the objector owned shares of JELD-WEN common stock as of the close of business on September 7, 2022, (2) documentation sufficient to prove that the objector continues to hold shares of JELD-WEN common stock on the date of filing of the objection, and (3) a statement that the objector will continue to hold shares of JELD-WEN common stock as of the date of the Settlement Fairness Hearing. Documentation establishing ownership of JELD-WEN common stock must consist of copies of an official brokerage account statement, a screen shot of an official brokerage account, or an authorized statement from the objector’s broker containing the information found in an account statement. Lead Counsel and Defendants’ Counsel are authorized to request from any objector additional information or documentation sufficient to prove his, her, or its holdings of JELD-WEN common stock. 30. You may not object to the Settlement or Lead Counsel’s motion for an award of attorneys’ fees and expenses if you are not a JELD-WEN Stockholder.

10 31. You may file a written objection without having to appear at the Settlement Fairness Hearing. You may not, however, appear at the Settlement Fairness Hearing to present your objection unless you first file and serve a written objection in accordance with the procedures described above, unless the Court orders otherwise. 32. If you wish to be heard orally at the Settlement Fairness Hearing in opposition to the approval of the Settlement or Lead Counsel’s motion for an award of attorneys’ fees and expenses, assuming you timely file and serve a written objection as described above, you must also file a notice of appearance with the Clerk’s Office and serve it on Lead Counsel for Plaintiffs, Counsel for the Individual Defendants and JELD-WEN, and counsel for Onex at the addresses set forth in paragraph 28 above so that it is received on or before [_____________], 2022. Persons who intend to object and desire to present evidence at the Settlement Fairness Hearing must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the hearing. Objectors who intend to appear at the Settlement Fairness Hearing through counsel must also identify that counsel by name, address, and telephone number. Objectors and/or their counsel may be heard orally at the discretion of the Court. 33. You are not required to hire an attorney to represent you in making written objections or in appearing at the Settlement Fairness Hearing. However, if you decide to hire an attorney, it will be at your own expense, and that attorney must file a notice of appearance with the Court and serve it on Lead Counsel for Plaintiffs, Counsel for the Individual Defendants and JELD-WEN, and counsel for Onex at the addresses set forth in paragraph 28 above so that the notice is received on or before [_____________], 2022. 34. The Settlement Fairness Hearing may be adjourned by the Court without further written notice to JELD-WEN Stockholders. If you intend to attend the Settlement Fairness Hearing, you should confirm the date and time of the hearing as stated in paragraph 26 above. 35. Unless the Court orders otherwise, any person or entity who does not object in the manner described above will be deemed to have forever waived any objection and will be forever foreclosed from making any objection to the proposed Settlement or Lead Counsel’s motion for an award of attorneys’ fees and expenses. JELD-WEN Stockholders do not need to appear at the Settlement Fairness Hearing or take any other action to indicate their approval. CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS? 36. This Notice contains only a summary of the terms of the Settlement. For the full terms and conditions of the Settlement, please see the Stipulation available at the “Investor Relations” portion of JELD-WEN’s website, https://investors.jeld-wen.com. More detailed information about the matters involved in the Action can be obtained by accessing the Court docket in this case, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.ded.uscourts.gov, or by visiting, during regular office hours, the Office of the Clerk, United States District Court, District of Delaware, 844 North King Street, Unit 18,

11 Wilmington, DE 19801-3570. If you have questions regarding the Settlement, you may write, call, or email Lead Counsel for Plaintiffs: Mark Lebovitch Bernstein Litowitz Berger & Grossmann LLP 1251 Avenue of the Americas New York, NY 10020 1-800-380-8496 settlements@blbglaw.com PLEASE DO NOT CALL OR WRITE THE COURT, THE OFFICE OF THE CLERK OF THE COURT, DEFENDANTS, THE COMPANY, OR THEIR COUNSEL REGARDING THIS NOTICE OR THE SETTLEMENT. Dated: [__________], 2022 By Order of the Court United States District Court for the District of Delaware

EXHIBIT C

EXHIBIT C IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE IN RE JELD-WEN HOLDING, INC. DERIVATIVE LITIGATION Case No.: 1:21-cv-00135-RGA (Consolidated) [PROPOSED] JUDGMENT APPROVING DERIVATIVE ACTION SETTLEMENT WHEREAS, a stockholder derivative action captioned In re JELD-WEN Holding, Inc. Derivative Litigation, Case No.: 1:21-cv-00135-RGA (the “Action”) is pending in this Court; WHEREAS, (i) plaintiffs Board of Trustees of the City of Miami General Employees’ & Sanitation Employees’ Retirement Trust, Shieta Black, and Jason Aldridge (collectively, “Plaintiffs”), on behalf of themselves and derivatively on behalf of nominal defendant JELD-WEN Holding, Inc. (“JELD-WEN” or the “Company”); (ii) defendants Gary S. Michel, Matthew D. Ross, Roderick C. Wendt, Anthony Munk, Steven E. Wynne, Bruce M. Taten, Suzanne L. Stefany, William F. Banholzer, Gregory G. Maxwell, Mark A. Beck, Kirk Hachigan, L. Brooks Mallard, Patrick Tolbert, and Martha S. Byorum (collectively, the “Individual Defendants”); (iii) defendant Onex Corporation (together with the Individual Defendants, “Defendants”); and (iv) nominal defendant JELD-WEN (together with Plaintiffs and Defendants, the “Parties”), have entered into a Stipulation and Agreement of Settlement dated September 7, 2022 (the “Stipulation”), which sets forth the terms and conditions of the proposed settlement of the Action (the “Settlement”), subject to the approval of this Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure; WHEREAS, by Order dated _________ __, 2022 (the “Preliminary Approval Order”), this Court: (i) preliminarily approved the proposed Settlement, as embodied in the Stipulation, subject to further consideration at the Settlement Fairness Hearing to be conducted before the Court; (ii) ordered that notice of the proposed Settlement in the manner and form approved by the Court

-2- be provided to persons and entities who held of record, or beneficially owned, common stock of JELD-WEN as of the close of business on the date of execution of the Stipulation (“JELD-WEN Stockholders”); (iii) provided JELD-WEN Stockholders with the opportunity to object to the proposed Settlement and the Lead Counsel’s motion for an award of attorneys’ fees and expenses; and (iv) scheduled a hearing regarding final approval of the Settlement; WHEREAS, due and adequate notice in the form and manner ordered by the Court has been given to JELD-WEN Stockholders; WHEREAS, the Court conducted a hearing on _________ __, 2022 (the “Settlement Fairness Hearing”), to consider, among other things: (i) whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate, and should be approved by the Court; (ii) whether a judgment should be entered dismissing the Action with prejudice; and (iii) whether Lead Counsel’s motion for an award of attorneys’ fees and expenses should be approved; and WHEREAS, the Court having reviewed and considered the Stipulation, all papers filed and proceedings held herein in connection with the Settlement, all oral and written comments received regarding the Settlement, and the record in the Action, and good cause appearing therefor, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED this ___ day of __________, 2022, that 1. This Judgment Approving Derivative Action Settlement (the “Judgment”) incorporates by reference the definitions in the Stipulation, and all capitalized terms used in this Judgment shall have the same meaning as set forth in the Stipulation.

-3- 2. The Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement and this Judgment, and over all parties to the Action and JELD-WEN stockholders. 3. This Judgment incorporates and makes a part hereof: (a) the Stipulation filed with the Court on _____________, 2022; and (b) the Notice, which was filed with the Court on _____________, 2022. 4. Notice has been given JELD-WEN Stockholders pursuant to and in the manner directed by the Preliminary Approval Order; proof of compliance with the notice procedure required under the Preliminary Approval Order was filed with the Court; and a full and fair opportunity to be heard has been afforded to all JELD-WEN Stockholders. The form and manner of the notice provided is hereby confirmed to have been given in full compliance with each of the requirements of Federal Rule of Civil Procedure 23.1, due process, and all other applicable law and rules, and it is further determined that the Parties and all JELD-WEN stockholders are bound by the Judgment herein. 5. The Court finds that the Action is properly maintained as a stockholder derivative action on behalf of JELD-WEN, and that Plaintiffs and their counsel fairly and adequately represented the interests of JELD-WEN and its stockholders. Lead Counsel is authorized to act on behalf of JELD-WEN stockholders with respect to all acts required by the Stipulation or such other acts which are reasonably necessary to consummate the Settlement set forth in the Stipulation. 6. Pursuant to, and in accordance with, Rule 23.1 of the Federal Rules of Civil Procedure, this Court hereby fully and finally approves the Settlement set forth in the Stipulation in all respects (including, without limitation: the amount of the Settlement; the Releases provided

-4- for under the Settlement; and the dismissal with prejudice of the claims asserted against Defendants in the Action), and finds that the Settlement is, in all respects, fair, reasonable, and adequate to the Company and its stockholders. 7. The Action and all of the claims asserted against Defendants in the Action by Plaintiffs are hereby dismissed with prejudice. The Parties shall bear their own costs and expenses, except as otherwise expressly provided in the Stipulation or this Judgment. 8. Without further action by anyone, and subject to Paragraph 10 below, upon the Effective Date of the Settlement, Plaintiffs, on behalf of themselves and their respective heirs, executors, administrators, predecessors, successors, and assigns, in their capacities as such, and the Company, as nominal defendant: (i) shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed each and every one of the Released Plaintiffs’ Claims against each and every one of the Defendants and the other Released Defendants’ Persons; (ii) shall have covenanted not to sue, directly or indirectly, any of the Released Defendants’ Persons with respect to any or all of the Released Plaintiffs’ Claims; and (iii) shall forever be barred and enjoined from directly or indirectly initiating, prosecuting, facilitating, filing, commencing, instituting, maintaining, assisting in, or intervening in any action, suit, cause of action, arbitration, claim, demand, or other proceeding in any jurisdiction, on their own behalf or in a representative capacity, that is based upon or arises out of any or all of the Released Plaintiffs’ Claims against any of the Defendants and the other Released Defendants’ Persons. 9. Without further action by anyone, and subject to Paragraph 10 below, upon the Effective Date of the Settlement, Defendants and the Company, on behalf of themselves and their respective heirs, executors, administrators, predecessors, successors, and assigns, in their

-5- capacities as such: (i) shall be deemed to have, and by operation of law and of the Judgment, shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed each and every one of the Released Defendants’ Claims against each and every one of the Plaintiffs and the other Released Plaintiffs’ Persons; (ii) shall have covenanted not to sue, directly or indirectly, any of the Released Plaintiffs’ Persons with respect to any or all of the Released Defendants’ Claims; and (iii) shall forever be barred and enjoined from directly or indirectly initiating, prosecuting, facilitating, filing, commencing, instituting, maintaining, assisting in, or intervening in any action, suit, cause of action, arbitration, claim, demand, or other proceeding in any jurisdiction, on their own behalf or in a representative capacity, that is based upon or arises out of any or all of the Released Defendants’ Claims against any of the Plaintiffs and the other Released Plaintiffs’ Persons. 10. Notwithstanding Paragraphs 8-9 above, nothing in this Judgment shall bar any action by any of the Parties to enforce or effectuate the terms of the Stipulation or this Judgment. 11. Neither this Judgment, the Term Sheet, the Stipulation (whether or not consummated), including the exhibits thereto, the negotiations leading to the execution of the Term Sheet and the Stipulation, nor any proceedings taken pursuant to or in connection with the Term Sheet, the Stipulation, and/or approval of the Settlement (including any arguments proffered in connection therewith): (a) shall be offered against any of the Released Defendants’ Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Persons with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in the Action or in any other litigation,

-6- or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Released Defendants’ Persons or in any way referred to for any other reason as against any of the Released Defendants’ Persons, in this Action or in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation; (b) shall be offered against any of the Released Plaintiffs’ Persons, as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Plaintiffs’ Persons that any of their claims are without merit, that any of the Released Defendants’ Persons had meritorious defenses, or that damages recoverable under the Complaint would not have exceeded the Settlement Amount or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Plaintiffs’ Persons, in this Action or in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation; or (c) shall be construed against any of the Released Defendants’ Persons or the Released Plaintiffs’ Persons as an admission, concession, or presumption that the consideration to be given hereunder represents the consideration which could be or would have been recovered after trial; provided, however, that the Parties and the Released Persons and their respective counsel may refer to the Stipulation and this Judgment to effectuate the protections from liability granted thereunder or hereunder or otherwise to enforce the terms of the Settlement. 12. Lead Counsel’s motion for an award of attorneys’ fees and litigation expenses is granted. Plaintiffs’ Counsel are hereby awarded attorneys’ fees, inclusive of litigation expenses, in the amount of ___% of the Settlement Fund (including interest earned at the same rate as the

-7- Settlement Fund), which sum the Court finds to be fair and reasonable. Lead Counsel shall allocate the attorneys’ fees awarded amongst Plaintiffs’ Counsel in a manner which it, in good faith, believes reflects the contributions of such counsel to the institution, prosecution, and settlement of the Action. 13. The effectiveness of this Judgment and the obligations of the Parties under the Settlement shall not be conditioned upon or subject to the resolution of any appeal or other matter, court order, or proceeding that relates solely to the award of attorneys’ fees and litigation expenses to Plaintiffs’ Counsel. 14. The Court finds that the Action was filed, prosecuted, defended, and settled in good faith, and that during the course of the Action, the parties to the Action and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure and all similar rules and laws. 15. Without affecting the finality of this Judgment in any way, the Court hereby retains continuing jurisdiction over: (i) implementation of the Settlement; and (ii) the parties to the Action and all JELD-WEN stockholders for the purpose of construing, enforcing, and administering the Stipulation and the Settlement. 16. Without further approval from the Court, the Parties are hereby authorized to agree to and adopt such amendments or modifications of the Stipulation or any exhibits attached thereto to effectuate the Settlement that are not materially inconsistent with this Judgment. Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any provisions of the Settlement. 17. If the Settlement is terminated as provided in the Stipulation or the Effective Date of the Settlement otherwise fails to occur, this Judgment shall be vacated, rendered null and void, and be of no further force and effect, except as otherwise provided by the Stipulation, and this

-8- Judgment shall be without prejudice to the rights of Plaintiffs, Defendants, and the Company, and the Parties shall each revert to their respective litigation positions in the Action as of immediately prior to the execution of the Term Sheet on June 20, 2022, as provided in the Stipulation. 18. The Parties are hereby authorized and directed to comply with and to consummate the Settlement in accordance with its terms and provisions, and the Clerk is directed to enter and docket this Judgment in the Action. The Court finds that this Judgment is a final judgment and should be entered in accordance with Rule 58 of the Federal Rules of Civil Procedure. SO ORDERED this _______ day of ______________, 2022. ________________________________________ The Honorable Richard G. Andrews United States District Judge